Microsoft Word 10.0.2627;UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                  May 22, 2006
                                -----------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                      NATIONAL HEALTHCARE TECHNOLOGY, INC.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)

  Colorado                           0-28911                     91-1869677
   --------                          -------                     ----------
(State or other jurisdiction     (Commission File               (IRS Employer
      of incorporation)             Number)                 Identification No.)


                          1660 Union Street, Suite 200
                           San Diego, California 92101
                           --------------------------
                    (Address of principal executive offices)

                                 (619) 398-8470
                               ------------------
                          Registrant's telephone number

                         21800 Oxnard Street, Suite 440
                            Woodland Hills, CA 91367
                      -------------------------------------
                         Former name and former address

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

In preparing National Healthcare Technology, Inc.'s (the "Company") Form 10-KSB for the year ended December 31, 2005, filed on May 22, 2006, between May 16, 2006, and May 21, 2006, the Company discovered errors in the Company's Form 10-QSB for the three months ended September 30, 2005, filed on February 1, 2006. The errors discovered in preparing the 10-KSB were as follows:

A. The Company did not correctly record the liabilities assumed in the reverse merger of $200,000 in the period ended September 30, 2005.

B. The Company incorrectly record $278,800 of advances from a related party in the period ended September 30, 2005.

C. The Company incorrectly recorded $98,912 of deferred stock compensation and related amortization expense in conjunction with the issuance of stock options and warrants in the period ended September 30, 2005.

D. The Company failed to record certain technology license royalty expenses of $1,764 in the period ended September 30, 2005.

E. The Company failed to accrue $45,000 of professional fees in the period ended September 30, 2005.

F. The Company incorrectly reported equity transfers of common stock and made incorrect warrant expense entries in the period ended September 30, 2005.

These errors in the Company's Form 10-QSB for the three months ended September 30, 2006, and their effect on our financial statements were discussed between the Company's chief executive officer and the Company's independent accountant during the audit of the Company's 10-KSB. Though the full extent of the errors were not realized until the Form 10-KSB for the year ended December 31, 2005, was completed, management had concluded by May 16, 2006, that the financial statements included in the Company's 10-QSB for the period ended September 30, 2005, should not be relied upon and would need to be restated.

Based on these discussions, the Board of Directors of the Company on May 22, 2006, approved management's recommendation that the Company's financial statements for the three months ended September 30, 2005 and for the period from January 27, 2005 (inception) through September 30, 2005 be restated. In light of such restatement, the financial statements and related footnotes should no longer be relied upon.

As a result of these errors, the Company is amending its financial statements and footnotes for the three months ended September 30, 2005. The Company will file such amendments shortly. The amendments restate the consolidated balance sheet, consolidated statement of operations, and consolidated statement of cash flows, to reflect such corrections as well as to reclassify certain operating expenses for the purposes of financial statement presentation. Additionally, the Company will restate the footnotes related to such corrections and management's report on internal control over financial reporting, which will reflect the Company's material weakness in internal control over financial reporting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        National Healthcare Technology, Inc.


                                        By: /s/ Ross Lyndon James
                                            --------------------------------
                                        Ross Lyndon James,
                                        Chief Executive Officer

                                        Date: June 14, 2006

Index to Exhibits

Sequentially            Exhibit No.                   Description of Document
Numbered Page



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